Exhibit 10.6

THIS AMENDMENT AGREEMENT is made on May 20, 2026 (“Amendment Effective Date”).
BETWEEN:
(1)SV Management Switzerland AG, a company organised under the laws of Switzerland (the “SV”); and
(2)US SIIE, LLC, a Delaware limited liability company, whose registered office is at [***] (“Buyer”),
(each a “Party” and together the “Parties”).
RECITALS
(A)The Parties entered into that certain Offtake Agreement (the “Offtake Agreement”) dated as of 20 April 2026.
(B)Pursuant to Clause 4.2 of the Offtake Agreement, except in the event that DFC, DoW, or any other United States Governmental Authority has offered the Accordion to SV but SV declines to accept the Accordion, if SV does not receive the Accordion by May 21, 2026 (unless otherwise extended in accordance with the Loan Agreement), the ACQ will be reduced for all purposes of the Offtake Agreement from one hundred percent (100%) of SV’s production of Products from Phase 1 at Seller’s Facility to seventy-five percent (75%) of Seller’s production of Products from Phase 1 at Seller’s Facility.
(C)The Parties have noted that the Accordion will not be extended to SV but to one of its Affiliates and have therefore agreed to extend the date referred to in recital (B) as set out in this Amendment Agreement as well as further amendments to reflect the party to whom the Accordion will be extended.
THE PARTIES AGREE AS FOLLOWS:
1.DEFINITIONS
1.1Definitions
Terms defined in the Offtake Agreement have the same meaning when used in this Amendment Agreement (including the recitals) unless otherwise expressly defined herein.
2.AMENDMENT
With effect from the date of this Amendment Agreement, the Offtake Agreement shall be amended as follows:
2.1Clause 4.2 of the Offtake Agreement is hereby deleted and replaced with the following:
“Seller’s obligation to deliver the ACQ set forth in Clause 4.1 is subject to the condition that SVRE Holdings Ltd. receives the Incremental Loan (as such term is defined in the Loan Agreement) from DFC (or it or one of its Affiliates receives similar financing from DoW or any other United States Governmental Authority) in a principal amount of one hundred million Dollars ($100,000,000.00) on terms not materially worse than as provided in Schedule 2.10 to the Loan Agreement (such loan, the “Accordion”). Except in the event that DFC, DoW, or any other United States Governmental Authority has offered the Accordion to Seller or any of its Affiliates, but Seller or any relevant Affiliate declines to accept the Accordion, if Seller or any relevant Affiliate does not receive the Accordion by June 4, 2026 (or, if later, by the Direct Owners Guaranty Long Stop Date as defined under the Loan Agreement, as may be extended from time to time in accordance with the Loan Agreement), the ACQ will be reduced for all purposes of this Agreement from one hundred percent (100%) of Seller’s production of Products from Phase 1 at Seller’s Facility to seventy-five percent (75%) of Seller’s production of Products from Phase 1 at Seller’s Facility.”
2.2Save as amended by this Amendment Agreement, the provisions of the Offtake Agreement shall continue in full force and effect.
3.TRANSACTION EXPENSES
3.1Each Party shall bear the costs and expenses it incurred in connection with the negotiation, preparation and execution of this Amendment Agreement.
4.MISCELLANEOUS
4.1Incorporation of terms
4.2The provisions of Clauses 32 (Governing Law and Dispute Resolution), 33 (Notices), 34.1 (Entire Agreement), 34.2 (Execution), 34.3 (No Joint Venture, Partnership), 34.6 (Severance), 34.9 (Exclusive Remedies) and 34.10 (No Third Party Beneficiaries) of the Offtake Agreement shall be incorporated into this Amendment Agreement as if set out in full in this Amendment Agreement and as if references in those clauses to the Offtake Agreement are references to this Amendment Agreement.

IN WITNESS WHEREOF, this Amendment Agreement has been duly executed and delivered by a duly authorised representative of each Party as of the Amendment Effective Date.

SV MANAGEMENT SWITZERLAND AG	) ) )
/s/ Thras Moraitis
Signature
Name: Thras Moraitis
Title: CEO

US SIIE, LLC	) )
	)	/s/ [***]
Signature
Name: [***]
Title: Authorized Signatory

Signature Page to the Amendment Agreement